UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 2, 2006
ART TECHNOLOGY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26679	04-3141918
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Main Street, Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 386-1000
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page

Amendment No. 1 to Current Report on Form 8-K	2
Item 9.01 Financial Statement and Exhibits	2
SIGNATURES	3
EXHIBIT INDEX	4
Ex-23.1 Consent of Argy, Wiltse & Robinson, P.C.
Ex-99.1 Historical financial statements of eStara, Inc.
Ex-99.2 Pro forma financial information

Amendment No. 1 to Current Report on Form 8-K
     We hereby amend our Current Report on Form 8-K filed on October 6, 2006, which announced the completion on October 2, 2006 of our acquisition of eStara, Inc. The purpose of this amendment is to file the financial statements of eStara, Inc. and the pro forma financial information required by Item 9.01.
Item 9.01 Financial Statement and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     The financial statements of eStara, Inc. required by this item are attached hereto as Exhibit 99.1 and incorporated herein by reference.
     (b) Pro Forma Financial Information.
     The pro forma financial information required by this item is attached hereto as Exhibit 99.2 and incorporated herein by reference.
     (d) Exhibits.

Number	Title

*2.1	Agreement and Plan of Merger dated as of September 18, 2006 by and among Art Technology Group, Inc., eStara, Inc., Arlington Acquisition Corp., Storrow Acquisition Corp., and the stockholder representative and principal stockholders of eStara named therein (incorporated by reference to Exhibit 10.1 to our current report on form 8-K filed on September 22, 2006).

*2.2	Amendment No. 1 to Agreement and Plan of Merger dated as of October 2, 2006, by and among Art Technology Group, Inc., eStara, Inc. and the stockholder representative named therein.

23.1	Consent of Argy, Wiltse & Robinson, P.C., independent accountants.

99.1	Historical financial statements of eStara, Inc.

99.2	Pro forma financial information.

*	Previously filed

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ART TECHNOLOGY GROUP, INC.

Date: November 8, 2006	By:	/S/ Julie M.B. Bradley

Julie M.B. Bradley
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title

*2.1	Agreement and Plan of Merger dated as of September 18, 2006 by and among Art Technology Group, Inc., eStara, Inc., Arlington Acquisition Corp., Storrow Acquisition Corp., and the stockholder representative and principal stockholders of eStara named therein (incorporated by reference to Exhibit 10.1 to our current report on form 8-K filed on September 22, 2006).

*2.2	Amendment No. 1 to Agreement and Plan of Merger dated as of October 2, 2006, by and among Art Technology Group, Inc., eStara, Inc. and the stockholder representative named therein.

23.1	Consent of Argy, Wiltse & Robinson, P.C., independent accountants.

99.1	Historical financial statements of eStara, Inc.

99.2	Pro forma financial information.

*	Previously filed